CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Appreciation Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                        Chief Financial Officer
Greenwich Street Series Fund -                 Greenwich Street Series Fund -
Appreciation Portfolio                         Appreciation Portfolio



/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
    R. Jay Gerken                               Richard L. Peteka
    Date: March 8, 2004                         Date: March 8, 2004


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Intermediate High Grade Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Greenwich Street Series Fund -              Greenwich Street Series Fund -
Intermediate High Grade Portfolio           Intermediate High Grade Portfolio



/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
    R. Jay Gerken                               Richard L. Peteka
    Date:    March 8, 2004                      Date:    March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Fundamental Value Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Greenwich Street Series Fund -              Greenwich Street Series Fund -
Fundamental Value Portfolio                 Fundamental Value Portfolio



/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
    R. Jay Gerken                               Richard L. Peteka
    Date:    March 8, 2004                      Date:    March 8, 2004


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.